Exhibit 99.2

Team,

Today we announced that we entered into an agreement to be taken private by our largest investor, New Enterprise Associates (NEA), alongside our 12 largest shareholders and the management team. This is an exciting step for our company as it places us in a strong position for continued growth and provides the flexibility and resources needed to continue to advance our value-driven, consumer-centric care model.

Since our company’s founding, NEA has been a longstanding strategic partner, and we look forward to continuing to work together to build on our success.

Our business and go-forward strategy will not change as a private company, and we will continue to focus on making the healthcare experience better for consumers, providers, and payors through our NeueCare and NeueSolutions business segments. The transaction will close following the approval by NeueHealth’s stockholders and other customary closing conditions, including receipt of certain regulatory approvals.

As we end the year, I want to re-iterate my gratitude for the entire NeueHealth team. We have reached a significant milestone as a company, and I am excited for our next chapter as we continue to drive growth and success in 2025 and beyond.

Thanks everyone,

Mike

G. Mike Mikan | President and CEO

8000 Norman Center Drive, Suite 900

Minneapolis, MN 55437

m: 612.963.5530

e:  gmmikan@neuehealth.com

w: neuehealth.com

Important Information and Where to Find It

In connection with the transaction, the NeueHealth, Inc. (the “Company”) will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders.  The Company, affiliates of the Company and affiliates of New Enterprise Associates, Inc. (“NEA”) intend to jointly file a transaction statement on Schedule 13E-3 (the "Schedule 13E-3") with the U.S. Securities and Exchange Commission (the “SEC”).  The Company may also file other documents with the SEC regarding the transaction.  This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE COMPANY OR THE TRANSACTION BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company, when such documents become available, through the website maintained by the SEC at www.sec.gov or through the Company's website at https://investors.neuehealth.com/home/default.aspx.

The transaction will be implemented solely pursuant to the Agreement and Plan of Merger, dated as of December 23, 2024 (the “merger agreement”), among the Company, NH Holdings 2025, Inc. and NH Holdings Acquisition 2025, Inc., which contains the full terms and conditions of the transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed by the Company with the SEC on April 1, 2024 (the “Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. Please refer to the sections captioned “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the Annual Meeting Proxy Statement. Holdings of the Company’s securities by certain of the Company’s employees, and any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Annual Meeting Proxy Statement, have been reflected in the following Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by George Lawrence Mikan III on May 6, 2024; Form 4, filed by Jay Matushak on May 6, 2024; Form 4, filed Tomas Orozco on May 6, 2024; Form 4, filed by Jeffery Michael Craig on May 6, 2024; Form 4, filed by Jeffrey J. Scherman on May 6, 2024; Form 4, filed by Jay Matushak on May 13, 2024; Form 4, filed by Jeffrey J. Scherman on May 13, 2024; Form 4, filed by Kedrick D. Adkins, Jr. on May 14, 2024; Form 4, filed by Andrew M. Slavitt on May 14, 2024; Form 4, filed by Linda Gooden on May 14, 2024; Form 4, filed by Mohamad Makhzoumi on May 14, 2024; Form 4, filed by Robert J. Sheehy on May 14, 2024; Form 4, filed by Matthew G. Manders on May 14, 2024; Form 4, filed by Stephen Kraus on May 14, 2024; Form 4, filed by Manuel Kadre on May 14, 2024; Form 4, filed by Jeffrey R. Immelt on May 14, 2024; Form 4, filed by Mohamad Makhzoumi on October 3, 2024; Form 4, filed by Jay Matushak on October 8, 2024; Form 4, filed by George Lawrence Mikan III on December 18, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, and statements as to the expected timing, completion and effects of the transaction. These statements often include words such as “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” “outlook,” “ensure,” and other similar expressions. These forward-looking statements include any statements regarding our plans, expectations and financial guidance. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: the failure to complete the transaction on the anticipated terms and within the anticipated timeframe, including as a result of failure to obtain required stockholder or regulatory approvals or to satisfy other closing conditions; potential litigation relating to the transaction that could be instituted against NEA, the Company or their respective affiliates, directors, managers, officers or employees, and the effects of any outcomes related thereto; potential adverse reactions or changes to our business relationships or operating results resulting from the announcement, pendency or completion of the transaction; the risk that our stock price may decline significantly if the transaction is not consummated; certain restrictions during the pendency of the transaction that may impact our ability to pursue certain business opportunities or strategic transactions; costs associated with the transaction, which may be significant; the occurrence of events, changes or other circumstances that could give rise to the termination of the merger agreement, including in circumstances requiring us to pay a termination fee; our ability to continue as a going concern; our ability to comply with the terms of our credit facilities or any credit facility into which we enter in the future; our ability to receive the remaining proceeds from the sale of our Medicare Advantage business in California in a timely manner; our ability to obtain any short or long term debt or equity financing needed to operate our business; our ability to quickly and efficiently complete the wind down of our remaining Individual and Family Plan (“IFP”) and MA businesses, including by satisfying liabilities of those businesses when due and payable; potential disruptions to our business due to the transaction or due to corporate restructuring and any resulting headcount reduction; our ability to accurately estimate and effectively manage the costs relating to changes in our business offerings and models; a delay or inability to withdraw regulated capital from our subsidiaries; a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our and our care partner’s abilities to obtain and accurately assess, code, and report risk adjustment factor scores; our ability to contract with care providers and arrange for the provision of quality care; our ability to obtain claims information timely and accurately; the impact of any pandemic or epidemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage any growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions, integrate acquired businesses, and quickly and efficiently divest businesses as needed; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; our ability to prevent and contain data security incidents and the impact of data security incidents on our members, patients, employees and financial results; our ability to comply with requirements to maintain effective internal controls; our ability to adapt to mitigate risks associated with our ACO businesses, including any unanticipated market or regulatory developments; and the other factors set forth under the heading “Risk Factors” in the Company’s reports on Form 10-K, Form 10-Q, and Form 8-K (including all amendments to those reports) and our other filings with the SEC. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this communication to conform these statements to actual results or changes in our expectations.